Exhibit 99.2

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Equity Market Receptance

INDEXED UNIT PRICE PERFORMANCE
250%
225%
200%
175%
150%
125%
100%
75%
50%
25%
0%
Nov-04
Feb-05
May-05
Aug-05
Dec-05
Mar-06
+106%
+10%
+6%
Copano Energy
S&P 500 Index
MLP Composite

Source: Factset

7

Copano Energy

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Throughput Volumes

600,000
500,000
400,000
300,000
200,000
100,000
0
(MMBtu/d)
398,239
43,905
354,334
488,516
123,320
365,196
491,507
132,864
358,643
506,673
152,529
354,144
2002
2003
2004
2005
Texas Gulf Coast
Mid-Continent

Note: Data includes Webb/Duval.

15

Copano Energy

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Contract Mix

POP
10.4%
POI
22.1%
Keep Whole
plus Fees
44.4%
Fixed
Fee/Margin
23.1%

16

Copano Energy

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Pro Forma Combined Gross Margin[a]

$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($ millions)
59.9% CAGR
$35.1
$9.7
$25.4
$55.0
$23.8
$31.2
$101.7
$50.1
$51.6
$143.5
$80.1
$63.4 (b)
12/31/02
12/31/03
12/31/04
12/31/05
Texas Gulf Coast
Mid-Continent

20

Copano Energy

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Pro Forma Combined EBITDA[(a)]

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($ millions)
89.6% CAGR
$14.3
$4.1
$10.2
$26.4
$12.9
$13.5
$64.7
$35.1
$29.6
$97.5
$62.4
$35.1(b)
12/31/02
12/31/03
12/31/04
12/31/05
Texas Gulf Coast
Mid-Continent

21

Copano Energy

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Copano Energy

NASDAQ: CPNO

Lehman Brothers 2006 High Yield Bond and Syndicated Loan Conference

March 16, 2006

Forward-Looking Statements

Statements made by representatives of Copano Energy, L.L.C. (the “Company”) during this presentation may constitute “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.

Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company’s actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company’s failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company’s Securities and Exchange Commission filings.

The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Introduction

•      Copano Energy, L.L.C. is a growth-oriented midstream energy company founded in 1992

•      Completed over 30 acquisitions

•      Significant pipeline growth – from 23 miles to over 4,800 miles

•      Acquired Mid-Continent operations, ScissorTail Energy, on August 1, 2005

•      Four processing plants – 800 MMcf/d capacity

•      Prominent producer services franchise in two major producing regions

•      Texas Gulf Coast – South Texas

•      Mid-Continent – Central and Eastern Oklahoma covering 25% of the land mass of the state

Copano’s Unique LLC Structure

Characteristic	Typical MLP	Copano Energy, L.L.C.	C-Corp

Non–Taxable Entity	Yes	Yes	No

Tax Shield on Distributions	Yes	Yes	No

Tax Reporting	Schedule K-1	Schedule K-1	No

General Partner	Yes	No	No

Incentive Distribution Rights	Yes; up to 50%	No	No

Voting Rights	No	Yes	Yes

LLC Benefits

•      No entity-level taxation

•      No general partner splits (“incentive distributions rights”)

•      Lower cost of equity

•      Greater ease of equity issuance

•      Greater appeal to institutional investors

•      Stronger governance

•      Truly independent board

•      Elected by unitholders

Copano Overview

•      Strong producer and customer focus

•      Highly competitive and flexible services

•      Provide midstream services to approximately 825,000 MMBtu/day of natural gas

•      Financial Profile – FYE 12/31/05:

•      Pro Forma Revenue:  $933.0 million

•      Pro Forma Gross margin(a):  $143.5 million

•      Pro Forma EBITDA(a):  $97.5 million

•      Current Equity value: $767.8 million(b)

•      Current Enterprise value: $1.15 billion(b)

[GRAPHIC]

(a)       Gross margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix.

(b)       As of March 13, 2006.

Equity Market Receptance

•      Copano has outperformed both the MLP Composite(1) and the S&P 500 since its IPO

•      Unit price has increased 38% since announcement of the ScissorTail Energy acquisition

INDEXED UNIT PRICE PERFORMANCE

[CHART]

Source: Factset

(1)      MLP Composite consists of APL, BPL, XTEX, EEP, ETP, EPD, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, SXL, TCLP, TPP, VLI. MLP Composite is market cap weighted.

Business Strategy

•      Fully develop opportunities around existing assets

•      Pursue complementary (“bolt-on”) acquisitions

•      Exploit operating flexibility

•      Reduce commodity price sensitivity

•      On-going hedging program in place

•      Expand geographic scope into new regions by acquiring franchise-quality assets and operating teams

[GRAPHIC]

Recent Developments

•      Closed $500 million acquisition of ScissorTail Energy on August 1, 2005

•      Significant hedging program implemented in December 2005

•      Puts on Natural Gas through 2009

•      Puts and swaps on product specific NGLs through 2008

•      Privately placed $50 million of common units in December 2005

•      Issued $225 million of senior unsecured notes in February 2006

•      8.125% coupon

•      2016 maturity

•      Proceeds used to refinance existing debt

Mid-Continent Operations

•      One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma

•      3,331 miles of natural gas gathering pipelines

•      Spans 16,900 square miles

•      Long-term agreements with remaining terms ranging up to 15 years

•      Approximately 25 drilling rigs active in area of operations

•      Hunton de-watering play and coal bed methane provide growth visibility

•      3 processing plants (+1 under construction)

•      Current inlet capacity of 100 MMcf/d

•      FYE 12/31/05 pro forma segment gross margin: $80.4 million

[GRAPHIC]

Texas Gulf Coast Pipelines

•      One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region

•      1,396 miles of natural gas gathering and intrastate transmission pipelines

•      Strong drilling activity particularly on Central Gulf Coast and Mesteña Grande systems

•      Decline rates generally moderate compared to Offshore Gulf of Mexico

•      FYE 12/31/05 pro forma segment gross margin: $32.9 million

[GRAPHIC]

Texas Gulf Coast Processing

•      Houston Central Processing Plant straddles KMTP’s Laredo-to-Katy pipeline

•      2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas

•      Total inlet capacity of 700 MMcf/d

•      Highly efficient conditioning capability avoids processing margin losses by reducing:

•      NGLs extracted by 96%

•      Fuel consumption by 79%

•      Fuel exposure by 94%

•      Sheridan NGL Pipeline: 104 miles

•      FYE 12/31/05 pro forma segment gross margin: $30.2 million

[GRAPHIC]

Natural Gas Supply – 2005 Activity

•      Established producing regions – high levels of drilling activity

•      Mid-Continent

•      193 wells connected

•      131 new meters

•      23 wells awaiting connection

•      65 identified wells drilling or planned

•      Texas Gulf Coast

•      114 wells connected

•      29 new meters

•      15 wells awaiting connection

•      56 identified wells drilling or planned

Note:  Well and meter data are for the FYE 12/31/05.

Producer Relationships(1)

•      Cabot

•      ConocoPhillips

•      Dominion

•      El Paso Production

•      Hunt Oil

•      Mesteña Operating

•      Newfield

•      Peoples

•      Pioneer

•      Chesapeake

•      Devon

•      Edge

•      EOG

•      Kerr McGee

•      New Dominion

•      Noble

•      Petrohawk

•      Rosetta Resources

(1)      Partial list for Texas Gulf Coast and Mid-Continent

Throughput Volumes

•      Combined total throughput volumes have grown at a CAGR of 8.4% since 2002

[CHART]

Note: Data includes Webb/Duval.

Contract Mix

•      Percentage contract mix based on December 2005 wellhead volumes (MMbtu/d)

•      Combined Mid-Continent and Texas Gulf Coast

[CHART]

Experienced Management Team

•      16 senior managers average 24 years of experience in the industry

•      Significant acquisition and integration expertise

•      Over 30 acquisitions completed since 1992

•      Many employees operated or were associated with acquired assets

•      Long-standing industry relationships

•      Significant ownership by all employees including LTIP participation

•      Mid-Continent officers retained and participate in LTIP

•      Employment agreements (with non-compete provisions)

Copano Board of Directors

•      Board of Directors includes leaders within the energy industry

•      75% of Board members are independent

Name	Primary Affiliation
William L. Thacker	Retired Chairman and Chief Executive Officer TEPPCO Partners, L.P.

James G. Crump	Retired Global Energy & Mining Practice Leader PricewaterhouseCoopers

Ernie L. Danner	Executive Vice President Universal Compression Holdings Inc.

Scott A. Griffiths	Senior Vice President and Chief Operating Officer, Hydro Gulf of Mexico, L.L.C.

Michael L. Johnson	Retired Chairman and Chief Executive Officer Conoco Gas and Power

T. William Porter	Chairman and Founding Partner Porter & Hedges, L.L.P.

Robert L. Cabes, Jr.	Principal, Avista Capital Holdings, L.P.

John R. Eckel, Jr.	Chairman and Chief Executive Officer Copano Energy, L.L.C.

Financial Overview

Pro Forma Combined Gross Margin(a)

[CHART]

(a)       Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

(b)       Includes $.4 million of Other Segment gross margin.

Pro Forma Combined EBITDA(a)

[CHART]

(a)       EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

(b)       Texas Gulf Coast results for 12/31/05 period includes all corporate G&A expenses.

Financial Structure

•      Strong capitalization at December 31, 2005

•      Debt to book capitalization of 55.6%(1)

•      Debt to enterprise value of 33.4%(1)

•      Debt to Pro Forma EBITDA of 3.95x(1)

•      Broad institutional unitholder and noteholder base

•      Strong capital support for acquisitions

•      Moody’s ratings:

•      B1 Corporate Family Rating

•      B2 Senior Notes Rating

•      Stable outlook

•      S&P ratings:

•      BB- Corporate Credit Rating

•      B Senior Notes Rating

•      Stable outlook

(1)      Debt and book equity pro forma for $25 million portion of $50 million equity placement announced on December 30, 2005 and closed on January 2, 2006. Enterprise value as of March 13, 2006.

Hedging Program and Risk Management

•      On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure

•      Current portfolio of hedging contracts includes:

•      Puts on natural gas through 2009

•      Puts and swaps for ethane, propane, iso-butane and normal butane through 2008

•      Puts on WTI crude oil through 2007 to hedge natural gasoline and condensate

Hedging Program Mitigates Commodity Risk

•      Hedging intends to sustain EBITDA during periods of low gas and oil prices

•      Tables illustrate the potential cash pay out of existing hedges for 2006 - 2008

($ IN MILLIONS, EXCEPT FOR COMMODITY PRICES)

2006

		NYMEX Gas Prices ($/Mmbtu)
		$4.00	$6.00	$8.00	$10.00
NYMEX	$30.00	$73	$60	$48	$35
Oil Prices	$40.00	56	44	31	19
($/Bbl)	$50.00	41	29	16	4
	$60.00	32	19	9	2

2007

		NYMEX Gas Prices ($/Mmbtu)
		$4.00	$6.00	$8.00	$10.00
NYMEX	$30.00	$70	$55	$40	$27
Oil Prices	$40.00	53	38	23	10
($/Bbl)	$50.00	37	22	7	(1)
	$60.00	28	14	4	(3)

2008

		NYMEX Gas Prices ($/Mmbtu)
		$4.00	$6.00	$8.00	$10.00
NYMEX	$30.00	$39	$28	$16	$7
Oil Prices	$40.00	30	18	6	0
($/Bbl)	$50.00	20	8	0	(3)
	$60.00	11	4	(2)	(5)

Note:      Does not reflect the estimated non-cash amortization of the initial hedging costs of $10.3 million, $16.6 million, and $12.9 million in 2006, 2007, and 2008, respectively.

Financial Policy

•      Maintain sustainable distributions with targeted distribution coverage greater than MLP peers

•      Target total leverage: below 4.0x

•      Use free cash flow to reduce leverage on quarterly basis

•      Demonstrated ability and willingness to raise additional equity

•      Finance accretive acquisitions with balanced combination of long-term debt and equity

Compelling Credit Story

•      Stable cash flow

•      Strategic position in major natural gas supply areas

•      Strong producer relationships with long-term contracts

•      Low working capital and capex needs

•      Reduced exposure to commodity price volatility

•      Favorable business and contract mix

•      Ongoing hedging policy in place

•      Growing volumes will increase cash flow

•      Experienced management team with meaningful economic incentives

•      Proven track record of value creation

•      Creditor-friendly LLC structure

•      Higher distribution coverage ratio relative to peers

Appendix

Reconciliation of Non-GAAP Financial Measures

Gross Margin

•              We define gross margin as revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to gross margin is operating income.

•              The following table presents a reconciliation of the non-GAAP financial measure of gross margin to operating income on a historical basis:

Copano Energy, L.L.C.

($ in millions)

	Year Ended December 31,				Pro forma (a)
	2002	2003	2004	2005	12/31/2005
Operating income	$4.6	$7.4	$22.2	$50.2	$66.0
Add:
Operations and maintenance expenses	9.6	10.9	12.5	18.5	25.7
Depreciation and amortization	5.5	6.1	7.3	17.0	30.6
General and administrative expenses	4.2	5.8	9.2	18.2	20.7
Taxes other than income	0.9	0.9	0.8	1.2	1.4
Equity in (earnings) loss of unconsolidated affiliate	0.6	0.1	(0.4)	(1.0)	(0.9)
Total gross margin	$25.4	$31.2	$51.6	$104.1	$143.5

ScissorTail Energy, LLC
($ in millions)

	Year Ended December 31,
	2002	2003	2004
Operating income	$1.3	$9.2	$30.9
Add:
Operations and maintenance expenses	4.2	7.9	11.3
Depreciation and amortization	2.8	3.7	4.1
General and administrative expenses	1.4	3.0	3.8
Total gross margin	$9.7	$23.8	$50.1

(a)    Pro forma for the acquisition of ScissorTail Energy, LLC

EBITDA

•              We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess:

•      the financial performance of our assets without regard to financing methods, capital structure or historical cost basis;

•      the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;

•      our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and

•      the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.

•              EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our banks and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do.

•              The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy, L.L.C.
($ in millions)

	Year Ended December 31,				Pro forma (a)
	2002	2003	2004	2005	12/31/2005
Net (loss) income	$(1.6)	$(4.7)	$(0.9)	$30.4	$34.8
Add:
Depreciation and amortization	5.5	6.1	7.3	17.0	30.6
Interest and other financing costs	6.3	12.1	23.2	20.5	32.1
EBITDA	$10.2	$13.5	$29.6	$67.9	$97.5

ScissorTail Energy, LLC
($ in millions)

	Year Ended December 31,
	2002	2003	2004
Net (loss) income	$0.0	$7.9	$30.3
Add:
Depreciation and amortization	2.8	3.7	4.1
Interest and other financing costs	1.3	1.3	0.7
EBITDA	$4.1	$12.9	$35.1

(a)    Pro forma for the acquisition of ScissorTail Energy, LLC

Copano Energy